Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated July 23, 2025 to the Structured Capital Strategies PLUS
®
21 Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus dated May 1, 2025

This Supplement modifies certain information in the most recent prospectus, initial summary prospectus and updating summary prospectus (collectively, the “Prospectus”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any Prospectus or supplement without charge upon request. Please contact the customer service center at
877-522-5035.

The following hereby replaces the corresponding paragraphs on the cover page where applicable:

Series ADV contracts are only available through advisors who charge an advisory fee for their services, and this fee is in addition to contract fees and expenses.
If you elect to pay the advisory fee from your account value (using either the Advisory Fee Service or by taking withdrawals), then these deductions will reduce the account value and could reduce the death benefit, will not receive index interest, and could reduce the Segment Investment by more than the amount of the deductions, and, over time, could result in a significant loss of principal and previously credited interest. NOTE: If you do not elect the Advisory Fee Service, withdrawals to pay advisory fees also will be subject to taxes and possible tax penalties.
You should consider using a source other than the account value under the contract to pay advisory fees, if possible, to avoid these potential consequences, but if you do use your account value, you should elect the Advisory Fee Service.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. We reserve the right to discontinue the acceptance of, and/or place additional limitations on, contributions into certain investment options, including any or all of the Segments of the SIO. If we exercise this right, your ability to invest in your contract, increase your account value and, consequently, increase your death benefit, and will be limited to investing in the EQ/Money Market.

The following hereby replaces the corresponding paragraph in “Overview of the Contract – Advisory Fees” where applicable:

Series ADV contracts are only available through advisors who charge an advisory fee for their services, and this fee is in addition to contract fees and expenses.
If you elect to pay the advisory fee from your account value (using either the Advisory Fee Service or by taking withdrawals), then these deductions will reduce the account value and could reduce the death benefit, will not receive index interest, and could reduce the Segment Investment by more than the amount of the deductions, and, over time, could result in a significant loss of principal and previously credited interest. NOTE: If you do not elect the Advisory Fee Service, withdrawals to pay advisory fees also will be subject to taxes and possible tax penalties.
You should consider using a source other than the account value under the contract to pay advisory fees, if possible, to avoid these potential consequences, but if you do use your account value, you should elect the Advisory Fee Service. See “Paying Advisory Fees using Account Value” in “Accessing your money” and
“Fee-based
expenses” in “Charges, Expenses, and Adjustments” for more information about advisory fees and expenses under fee based programs.

The following hereby replaces the corresponding paragraph in “Important Information You Should Consider About the Contract - Restrictions” where applicable:

We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.
If you elect to pay the advisory fee from your account value, then these deductions will, among other things, reduce the account value, could reduce the death benefit, and may be subject to federal and state income taxes and a 10% federal penalty tax.
See “Paying Advisory Fees using Account Value” in “Accessing your money” and
“Fee-based
expenses” in “Charges, Expenses, and Adjustments” for more information about advisory fees and expenses under fee based programs. We reserve the right to discontinue the acceptance of, and/or place additional limitations on, contributions into certain investment options, including any or all of the Segments comprising the Structured Investment Option. If we exercise this right, your ability to invest in your contract, increase your account value and, consequently, increase your death benefit, will be limited.

The following hereby replaces the corresponding paragraphs in “Principal risks of investing in the contract – Withdrawals and Surrenders” where applicable:

•	Withdrawals and surrenders may be subject to withdrawal charges, income taxes, and tax penalties.

•	Withdrawals will reduce your account value and death benefit and the amount of the reduction in the Return of Premium death benefit may be greater than the dollar amount of the withdrawal.

SCS PLUS 21 New Biz/In-Force	Catalog No. 800237 (7/25)
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•	If you take a withdrawal or surrender from a Segment prior to Segment maturity you may receive less than the amount invested and less than the amount you would receive had you held the investment until Segment maturity. See “Segment Interim Value” above.

•	If your account value falls below the applicable minimum account size as a result of a withdrawal, the contract will terminate.

•	If you take a withdrawal or surrender your Series B contract, any applicable withdrawal charge is calculated as a percentage of contributions, not account value. It is possible that the percentage of account value withdrawn could exceed the applicable withdrawal charge percentage. For example, assume you make a onetime contribution of $1,000 at contract issue. If your account value is $800 in contract year 3 and you surrender your contract, a withdrawal charge percentage of 5% is applied. The withdrawal charge would be $50 (5% of the $1,000 contribution). This is a 6.25% reduction of your account value, which results in a cash value of $750 paid to you.

•	We may apply fees if you access your account value during the accumulation period or surrender your contract. For example, in addition to possible tax consequences, you may incur fees for accessing your account value such as a withdrawal charge, transfer fee, third party transfer or exchange fee and/or a charge for any optional benefits.

•	Withdrawals may be subject to income taxes and tax penalties. The minimum partial withdrawal amount is $300. Withdrawals will reduce your account value and optional benefit bases and the amount of the reduction may be greater than the dollar amount of the withdrawal. Excess Withdrawals may terminate or significantly reduce the value of your optional benefits. Certain withdrawals may also terminate your contract. Once you take a withdrawal, you cannot make additional contributions to the contract.

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